Exhibit 10.14

July 1, 2019

ADDENDUM TO LEASE DATED

May 6, 2017

BY AND BETWEEN:

Hegan Lane Partnership, Lessor and

Lulu’s Fashion Lounge, Inc., Lessee

Property Address:            2812 Hegan Lane, Unit B Chico, CA 95928

The purpose of this addendum is to record the name change of Lulu’s Fashion Lounge, Inc. to Lulu’s Fashion Lounge, LLC.

All other terms and conditions of the above-mentioned lease are in full force and effect.

9/4/19	9/6/2019
DATE	DATE

/s/ Crystal Landsem	/s/ Hegan Lane Partnership
Lulu’s Fashion Lounge, LLC.	Hegan Lane Partnership

July 1, 2019

ADDENDUM TO LEASE DATED

October 26, 2017

BY AND BETWEEN:

Hegan Lane Partnership, Lessor and

Lulu’s Fashion Lounge, Inc., Lessee

Property Address:            2812 Hegan Lane, Unit C+F Chico, CA 95928

The purpose of this addendum is to record the name change of Lulu’s Fashion Lounge, Inc. to Lulu’s Fashion Lounge, LLC.

All other terms and conditions of the above-mentioned lease are in full force and effect.

9/4/19	9/6/2019
DATE	DATE

/s/ Crystal Landsem	/s/ Hegan Lane Partnership
Lulu’s Fashion Lounge, LLC.	Hegan Lane Partnership

July 1, 2019

ADDENDUM TO LEASE DATED

May 6, 2017

BY AND BETWEEN:

Hegan Lane Partnership, Lessor and

Lulu’s Fashion Lounge, LLC., Lessee

Property Address:            2812 Hegan Lane, Unit B Chico, CA 95928

This extension of the above-mentioned lease is for one additional 3 year period from January 1st, 2020 to December 31th, 2022.

Base rent during the extended term shall be increased to $0.70 per square foot for the term of this option as laid out below.

Unit B

01.01.2020-12.31.2022: $6777.00

All other terms and conditions of the above-mentioned lease are in full force and effect.

9/4/19	9/6/2019
DATE	DATE

/s/ Crystal Landsem	/s/ Hegan Lane Partnership
Lulu’s Fashion Lounge, LLC.	Hegan Lane Partnership

July 1, 2019

ADDENDUM TO LEASE DATED

October 26, 2017

BY AND BETWEEN:

Hegan Lane Partnership, Lessor and

Lulu’s Fashion Lounge, LLC., Lessee

Property Address:            2812 Hegan Lane, Unit C+F Chico, CA 95928

This extension of the above-mentioned lease is for one additional 3 year period from January 1st, 2020 to December 31th, 2022.

Base rent during the extended term shall be increased by 2% above the prior year base rent as laid out below.

Unit C

01.01.2020: $29917.00

01.01.2021: $30515.00

01.01.2022: $31125.00

Unit F

01.01.2020: $3343.00

01.01.2021: $3410.00

01.01.2022: $3478.00

All other terms and conditions of the above-mentioned lease are in full force and effect.

9/4/19	9/6/2019
DATE	DATE

/s/ Crystal Landsem	/s/ Hegan Lane Partnership
Lulu’s Fashion Lounge, LLC.	Hegan Lane Partnership

July 1, 2019

ADDENDUM TO LEASE DATED

July 1, 2019

BY AND BETWEEN:

Hegan Lane Partnership, Lessor and

Lulu’s Fashion Lounge, LLC., Lessee

Property Address:            2812 Hegan Lane, B Chico, CA 95928

This extension of the above-mentioned lease is regarding the additional space of 22,698 square feet of base rocked property at the rear of 2812 Hegan Lane to be used for temporary parking.

This is currently being rented on a month to month basis and will continue until the end of 2019.

Starting on January 1st, 2020 the additional parking will be on a three year term from January 1st, 2020 to December 31, 2022, rent will remain at $800

All other terms and conditions of the above-mentioned lease are in full force and effect.

9/4/19	9/6/2019
DATE	DATE

/s/ Crystal Landsem	/s/ Hegan Lane Partnership
Lulu’s Fashion Lounge, LLC.	Hegan Lane Partnership